EXHIBIT 99.6


                                                        MONTHLY OPERATING REPORT

-----------------------------
CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS
-----------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
-----------------------------
JUDGE: BARBARA J. HOUSER
-----------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                     Chief Financial Officer
---------------------------------------       ----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

Drew Keith                                                1/22/01
---------------------------------------       ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE

PREPARER:

/s/ JESSICA L. WILSON                         Chief Accounting Officer
---------------------------------------       ----------------------------------
ORIGINAL SIGNATURE OF PREPARER                            TITLE

Jessica L. Wilson                                        1/22/01
---------------------------------------       ----------------------------------
PRINTED NAME OF PREPARER                                   DATE

                                                        MONTHLY OPERATING REPORT

-----------------------------
CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-1
-----------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
-----------------------------


COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------------------------------
                                            SCHEDULE         MONTH              MONTH               MONTH
                                                          ---------------------------------------------------
ASSETS                                       AMOUNT       OCTOBER 2000       NOVEMBER 2000      DECEMBER 2000
-------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                    $299,835         $223,286           $380,328             $68,784
-------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                            $0               $0                 $0                  $0
-------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                           $299,835         $223,286           $380,328             $68,784
-------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)            $569,077         $653,601           $641,882            $711,529
-------------------------------------------------------------------------------------------------------------
5.     INVENTORY                          $4,135,448       $4,204,254         $4,317,035          $4,565,558
-------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                           $0               $0                 $0                  $0
-------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                           $0               $0                 $0                  $0
-------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                   $30,000      ($1,003,140)         ($875,522)        ($1,047,230)
-------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS               $5,034,360       $4,078,001         $4,463,723          $4,298,641
-------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT          $474,012         $602,914           $604,429            $604,429
-------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION / DEPLETION                   $0         $117,398           $121,670            $125,945
-------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                            $474,012         $485,516           $482,759            $478,484
-------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                          $0               $0                 $0                  $0
-------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                 $0               $0                 $0                  $0
-------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                        $0               $0                 $0                  $0
-------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                       $5,508,372       $4,563,517         $4,946,482          $4,777,125
-------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                       $30,895            $15,120             $37,672
-------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                               $0                 $0                  $0
-------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                               $0                 $0                  $0
-------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                           $0                 $0                  $0
-------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                $0                 $0                  $0
-------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                         $0                $60                  $0
-------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                            $30,895            $15,180             $37,672
-------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                               $0               $0                 $0                  $0
-------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                         $28,268               $0                 $0                  $0
-------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                       $493,554         $522,843           $522,843            $524,568
-------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                        $0               $0                 $0                  $0
-------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES        $521,822         $522,843           $522,843            $524,568
-------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                    $521,822         $553,738           $538,023            $562,240
-------------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                          $3,790,619         $3,790,619          $3,790,619
-------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                      $219,160           $617,840            $424,266
-------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                               $0       $4,009,779         $4,408,459          $4,214,885
-------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                       $521,822       $4,563,517         $4,946,482          $4,777,125
-------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------
CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-2
-----------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
-----------------------------


INCOME STATEMENT
-------------------------------------------------------------------------------------------------------------
                                                   MONTH            MONTH           MONTH           QUARTER
                                               --------------------------------------------------------------
REVENUES                                       OCTOBER 2000     NOVEMBER 2000    DECEMBER 2000       TOTAL
-------------------------------------------------------------------------------------------------------------
1.     GROSS REVENUES                             $480,483        $541,841         $308,862       $1,331,186
-------------------------------------------------------------------------------------------------------------
2.     LESS: RETURNS & DISCOUNTS                        $0              $0               $0               $0
-------------------------------------------------------------------------------------------------------------
3.     NET REVENUE                                $480,483        $541,841         $308,862       $1,331,186
-------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------------
4.     MATERIAL                                   $222,654         $83,019         $382,110         $687,783
-------------------------------------------------------------------------------------------------------------
5.     DIRECT LABOR                                $50,717         $28,767          $49,952         $129,436
-------------------------------------------------------------------------------------------------------------
6.     DIRECT OVERHEAD                              $7,662          $2,493          $10,105          $20,260
-------------------------------------------------------------------------------------------------------------
7.     TOTAL COST OF GOODS SOLD                   $281,033        $114,279         $442,167         $837,479
-------------------------------------------------------------------------------------------------------------
8.     GROSS PROFIT                               $199,450        $427,562        ($133,305)        $493,707
-------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------
9.     OFFICER / INSIDER COMPENSATION               $6,274          $4,615               $0          $10,889
-------------------------------------------------------------------------------------------------------------
10.    SELLING & MARKETING                            $648            $206             $205           $1,059
-------------------------------------------------------------------------------------------------------------
11.    GENERAL & ADMINISTRATIVE                    $30,436         $28,905          $46,879         $106,220
-------------------------------------------------------------------------------------------------------------
12.    RENT & LEASE                                 $3,010          $2,795           $3,912           $9,717
-------------------------------------------------------------------------------------------------------------
13.    OTHER (ATTACH LIST)                         ($4,694)       ($11,910)              $0         ($16,604)
-------------------------------------------------------------------------------------------------------------
14.    TOTAL OPERATING EXPENSES                    $35,674         $24,611          $50,996         $111,281
-------------------------------------------------------------------------------------------------------------
15.    INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                           $163,776        $402,951        ($184,301)        $382,426
-------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-------------------------------------------------------------------------------------------------------------
16.    NON-OPERATING INCOME (ATT. LIST)                 $0              $0               $0               $0
-------------------------------------------------------------------------------------------------------------
17.    NON-OPERATING EXPENSE (ATT. LIST)                $0              $0               $0               $0
-------------------------------------------------------------------------------------------------------------
18.    INTEREST EXPENSE                                 $0              $0               $0               $0
-------------------------------------------------------------------------------------------------------------
19.    DEPRECIATION / DEPLETION                     $4,229          $4,273           $4,273          $12,775
-------------------------------------------------------------------------------------------------------------
20.    AMORTIZATION                                     $0              $0               $0               $0
-------------------------------------------------------------------------------------------------------------
21.    OTHER (ATTACH LIST)                              $0              $0               $0               $0
-------------------------------------------------------------------------------------------------------------
22.    NET OTHER INCOME & EXPENSES                  $4,229          $4,273           $4,273          $12,775
-------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------
23.    PROFESSIONAL FEES                                $0              $0               $0               $0
-------------------------------------------------------------------------------------------------------------
24.    U.S. TRUSTEE FEES                                $0              $0           $5,000           $5,000
-------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                              $0              $0               $0               $0
-------------------------------------------------------------------------------------------------------------
26.    TOTAL REORGANIZATION EXPENSES                    $0              $0           $5,000           $5,000
-------------------------------------------------------------------------------------------------------------
27.    INCOME TAX                                       $0              $0               $0               $0
-------------------------------------------------------------------------------------------------------------
28.    NET PROFIT (LOSS)                          $159,547        $398,678        ($193,574)        $364,651
-------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------
CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-3
------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
-----------------------------


---------------------------------------------------------------------------------------------------------
                                                  MONTH          MONTH           MONTH           QUARTER
CASH RECEIPTS AND                            ------------------------------------------------------------
DISBURSEMENTS                                 OCTOBER 2000   NOVEMBER 2000   DECEMBER 2000        TOTAL
---------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                 $292,736       $223,286        $380,328         $292,736
---------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------
2.    CASH SALES                                      $0             $0              $0               $0
---------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------
3.    PREPETITION                                 $5,000           $750          $5,000          $10,750
---------------------------------------------------------------------------------------------------------
4.    POSTPETITION                              $329,297       $565,659        $241,455       $1,136,411
---------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                  $334,297       $566,409        $246,455       $1,147,161
---------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                  $0             $0              $0               $0
---------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                  $0             $0              $0               $0
---------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                         $6,839        $11,697          $1,060          $19,596
---------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                $6,839        $11,697          $1,060          $19,596
---------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                            $341,136       $578,106        $247,515       $1,166,757
---------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                      $633,872       $801,392        $627,843       $1,459,493
---------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                $57,762        $57,224         $53,387         $168,373
---------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                          $4,189         $3,946          $3,763          $11,898
---------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                   $0             $0              $0               $0
---------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                   $2,777         $2,930          $2,994           $8,701
---------------------------------------------------------------------------------------------------------
16.   UTILITIES                                   $2,917         $3,873          $1,459           $8,249
---------------------------------------------------------------------------------------------------------
17.   INSURANCE                                       $0             $0              $0               $0
---------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                       $232,725       $270,974        $370,436         $874,135
---------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                $0           $281              $0             $281
---------------------------------------------------------------------------------------------------------
20.   TRAVEL                                        $636           $894          $2,836           $4,366
---------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                 $535           $553            $113           $1,201
---------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                      $80,551        $52,340         $49,815         $182,706
---------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                    $6,064         $5,401          $3,813          $15,278
---------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                   $636           $230            $206           $1,072
---------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                        $16,794        $22,418         $70,237         $109,449
---------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS             $405,586       $421,064        $559,059       $1,385,709
---------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                               $0             $0              $0               $0
---------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                           $5,000             $0              $0           $5,000
---------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                             $0             $0              $0               $0
---------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES               $5,000             $0              $0           $5,000
---------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                       $410,586       $421,064        $559,059       $1,390,709
---------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                             ($69,450)      $157,042       ($311,544)       ($223,952)
---------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                       $223,286       $380,328         $68,784          $68,784
---------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------
CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-4
-----------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
-----------------------------

------------------------------------------------------------------------------------------------------
                                          SCHEDULE         MONTH            MONTH            MONTH
                                                      ------------------------------------------------
ACCOUNTS RECEIVABLE AGING                  AMOUNT      OCTOBER 2000     NOVEMBER 2000    DECEMBER 2000
------------------------------------------------------------------------------------------------------
1.    0-30                                               $359,091          $284,783          $273,769
------------------------------------------------------------------------------------------------------
2.    31-60                                               $80,395          $173,577          $202,340
------------------------------------------------------------------------------------------------------
3.    61-90                                               $23,064           $46,397          $103,693
------------------------------------------------------------------------------------------------------
4.    91+                                                $201,215          $146,563          $141,165
------------------------------------------------------------------------------------------------------
5.    TOTAL ACCOUNTS RECEIVABLE              $0          $663,765          $651,320          $720,967
------------------------------------------------------------------------------------------------------
6.    AMOUNT CONSIDERED UNCOLLECTIBLE                     $10,163            $9,438            $9,438
------------------------------------------------------------------------------------------------------
7.    ACCOUNTS RECEIVABLE (NET)              $0          $653,602          $641,882          $711,529
------------------------------------------------------------------------------------------------------


----------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                        MONTH: December 2000
-----------------------------------------------------------------------------------------------------
                                    0-30           31-60        61-90          91+
TAXES PAYABLE                       DAYS            DAYS        DAYS          DAYS            TOTAL
-----------------------------------------------------------------------------------------------------
1.    FEDERAL                          $0            $0          $0             $0             $0
-----------------------------------------------------------------------------------------------------
2.    STATE                            $0            $0          $0             $0             $0
-----------------------------------------------------------------------------------------------------
3.    LOCAL                            $0            $0          $0             $0             $0
-----------------------------------------------------------------------------------------------------
4.    OTHER (ATTACH LIST)              $0            $0          $0             $0             $0
-----------------------------------------------------------------------------------------------------
5.    TOTAL TAXES PAYABLE              $0            $0          $0             $0             $0
-----------------------------------------------------------------------------------------------------
6.    ACCOUNTS PAYABLE            $37,756            $0          $0           ($84)       $37,672
-----------------------------------------------------------------------------------------------------


----------------------------
STATUS OF POSTPETITION TAXES                                                    MONTH: December 2000
------------------------------------------------------------------------------------------------------
                                         BEGINNING           AMOUNT                            ENDING
                                            TAX           WITHHELD AND/         AMOUNT          TAX
FEDERAL                                  LIABILITY*        0R ACCRUED            PAID        LIABILITY
------------------------------------------------------------------------------------------------------
1.    WITHHOLDING**                          $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------
2.    FICA-EMPLOYEE**                        $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------
3.    FICA-EMPLOYER**                        $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------
4.    UNEMPLOYMENT                           $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------
5.    INCOME                                 $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)                    $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------
7.    TOTAL FEDERAL TAXES                    $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------
8.    WITHHOLDING                            $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------
9.    SALES                                  $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------
10.   EXCISE                                 $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------
11.   UNEMPLOYMENT                           $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------
12.   REAL PROPERTY                          $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------
13.   PERSONAL PROPERTY                      $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------
14.   OTHER (ATTACH LIST)                    $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------
15.   TOTAL STATE & LOCAL                    $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------
16.   TOTAL TAXES                            $0                $0                 $0               $0
------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

------------------------------
CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-5
------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                MONTH: December 2000
BANK RECONCILIATIONS
                                                 ACCOUNT #1             ACCOUNT #2              ACCOUNT #3
------------------------------------------------------------------------------------------------------------------------------
A.     BANK:                                   BANK OF AMERICA        BANK OF AMERICA        BANK OF AMERICA
                                            ---------------------------------------------------------------------
B.      ACCOUNT NUMBER:                          15819-20089            00127-09156            00129-09155             TOTAL
                                            ---------------------------------------------------------------------
C.      PURPOSE (TYPE):                           OPERATING               PAYROLL               OPERATING
------------------------------------------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT                   $111,544                    $0                    $0              $111,544
------------------------------------------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED                   $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS                  $43,114                    $0                    $0               $43,114
------------------------------------------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                            $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS                   $68,430                    $0                     $0              $68,430
------------------------------------------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN                     5867            Account closed         Account closed
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------------------------
                                                     DATE OF           TYPE OF         PURCHASE              CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE         INSTRUMENT          PRICE                VALUE
---------------------------------------------------------------------------------------------------------------------
7.    N/A
---------------------------------------------------------------------------------------------------------------------
8.    N/A
---------------------------------------------------------------------------------------------------------------------
9.    N/A
---------------------------------------------------------------------------------------------------------------------
10.   N/A
---------------------------------------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                                    $0                     $0
---------------------------------------------------------------------------------------------------------------------
CASH
---------------------------------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                                          $354
---------------------------------------------------------------------------------------------------------------------
13.   TOTAL CASH - END OF MONTH                                                                              $68,784
---------------------------------------------------------------------------------------------------------------------

                                                   MONTHLY OPERATING REPORT
-----------------------------
CASE NAME: OK TURBINES, INC.                       ACCRUAL BASIS-6
-----------------------------
CASE NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
-----------------------------
                                                   MONTH:  DECEMBER 2000

--------------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------------
                                                  INSIDERS
-------------------------------------------------------------------------------------------------------------
                                        TYPE OF                      AMOUNT                TOTAL PAID
        NAME                            PAYMENT                       PAID                  TO DATE
-------------------------------------------------------------------------------------------------------------
1. GREGG NIMMO             Reimbursment                                      $4,270                  $23,011
-------------------------------------------------------------------------------------------------------------
2. GREGG NIMMO             Salary                                            $6,923                  $61,444
-------------------------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO INSIDERS                                                              $11,193                  $84,455
-------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                     PROFESSIONALS
---------------------------------------------------------------------------------------------------------------------------------
                              DATE OF COURT                                                                        TOTAL
                            ORDER AUTHORIZING        AMOUNT              AMOUNT           TOTAL PAID             INCURRED
          NAME                   PAYMENT            APPROVED              PAID              TO DATE             & UNPAID *
---------------------------------------------------------------------------------------------------------------------------------
1. N/A
---------------------------------------------------------------------------------------------------------------------------------
2. N/A
---------------------------------------------------------------------------------------------------------------------------------
3. N/A
---------------------------------------------------------------------------------------------------------------------------------
4. N/A
---------------------------------------------------------------------------------------------------------------------------------
5. N/A
---------------------------------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS                                     $0                   $0                     $0                    $0
---------------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   SCHEDULED                AMOUNTS
                                                                    MONTHLY                   PAID                   TOTAL
                                                                    PAYMENTS                 DURING                 UNPAID
                      NAME OF CREDITOR                                DUE                    MONTH               POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------------
1. City of Hollister - Building Rent                                         $2,395                   $2,334                    $0
-----------------------------------------------------------------------------------------------------------------------------------
2. Other                                                            various                             $659                    $0
-----------------------------------------------------------------------------------------------------------------------------------
3. N/A
-----------------------------------------------------------------------------------------------------------------------------------
4. N/A
-----------------------------------------------------------------------------------------------------------------------------------
5. N/A
-----------------------------------------------------------------------------------------------------------------------------------
6. TOTAL                                                                     $2,395                   $2,993                    $0
-----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------
CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-7
------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
------------------------------

                                                        MONTH: December 2000

----------------------------------------------------------------
QUESTIONNAIRE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   YES                NO
----------------------------------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                             X
----------------------------------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                       X
----------------------------------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                                                 X
----------------------------------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                                           X
----------------------------------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                                           X
----------------------------------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                     X
----------------------------------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                                        X
----------------------------------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                 X
----------------------------------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                       X
----------------------------------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                                                      X
----------------------------------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                                                X
----------------------------------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                                  X
----------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------
INSURANCE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   YES                NO
----------------------------------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                                      X
----------------------------------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                        X
----------------------------------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
----------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

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                                    INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
   TYPE OF                                                                                              PAYMENT AMOUNT
   POLICY                            CARRIER                             PERIOD COVERED                   & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
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

------------------------------
CASE NAME: OK TURBINES, INC.                                FOOTNOTES SUPPLEMENT
------------------------------
CASE NUMBER: 400-42146-BJH-11                               ACCRUAL BASIS
------------------------------

                                           MONTH: December 2000


-----------------------------------------------------------------------------------------------------------
ACCRUAL BASIS         LINE
FORM NUMBER          NUMBER                 FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------------------------
       3             12      All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
                     13        42142) and allocated to the Company. Related payroll
                               taxes are disbursed out of and reported at KH Charters.
-----------------------------------------------------------------------------------------------------------
       6                     All Professional fees related to the Reorganization of the
                              Company are disbursed out of Kitty Hawk, Inc. (Parent
                              Company). Refer to Case # 400-42141
-----------------------------------------------------------------------------------------------------------
       7                     All insurance plans related to the Company are carried
                              at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                              400-42141.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
CASE NAME: OK TURBINES, INC.
                                                        ACCRUAL BASIS
CASE NUMBER: 400-42146-BJH-11
                                                        02/13/95, RWD, 2/96
DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                              December 2000


8.   OTHER (ATTACH LIST)                         $ (1,047,230)Reported
                                          --------------------
        Intercompany Receivables                   (1,122,170)
        Uncollectible A/R                               9,439
        Security Deposit                               65,501
                                          --------------------
                                                   (1,047,230)Detail
                                          --------------------
                                                            - Difference




ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                              $ 1,060 Reported
                                          --------------------
        Customer refund                                 1,060 Detail
                                          --------------------
                                                            - Difference



25.  OTHER (ATTACH LIST)                               70,237 Reported
                                          --------------------
        Freight                                         7,140
        Fuel                                            2,068
        Licenses and Fees                                 130
        Transfer to KH Charters                        50,000
        Outside Services                                3,683
        Refunds                                         2,637
        Bank Fee                                            -
        Misc                                               77
        Subscription                                    4,502
                                          --------------------
                                                       70,237 Detail
                                          --------------------
                                                            - Difference